Exhibit 10.2

Agreement to Assign and Settle Debt

Whereas, BioNeutral Group Inc. (“BioN”) is indebted to numerous creditors; and

Whereas, BioN  has concluded that as a consequence of BioN’s current financial condition BioN is not likely to be able to repay to its creditors the amounts owed to the creditors; and

Whereas, Vinfluence Pty Ltd, (“VPL”) is attempting to assist BioN in restructuring BioN and assisting BioN to achieve its business objectives,

Now Therefore, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.
BioN hereby represents to VPL that it is indebted to the creditors listed on Schedule 1 hereto in the amounts set forth thereon (the “Non-Affiliate Debt”).  BioN hereby represents to VPL that it is indebted to the Creditors listed on Schedule 2 hereto in the amounts set forth thereon (the “Affiliate Debt”).  The Non-Affiliate Debt and the Affiliate Debt are collectively referred to as the “Debt”.

2.
BioN represents and warrants to VPL that it agrees to VPL’s purchase and assumption of all or any portion of the Debt, and will execute any documents required to by BioN to assign the Debt to VPL in the amounts purchased by VPL.  BioN shall execute such further and additional documents, including release agreements, as may be requested by VPL to complete the discharge of indebtedness intended contemplated by this agreement.

3.
BioN shall immediately upon VPL’s request, assemble and transmit to VPL copies of all promissory notes, demands for payment, correspondence, and other documents describing, constituting or referring to the Debt.

4.
BioN agrees to further settle any and all of the Affiliate Debt acquired by VPL, from time to time, in exchange for the issuance of such number of shares of BioN’s Series B Convertible Preferred Stock (the “B Stock”), the designations, rights and preferences of which are set forth in the certificate of designation attached hereto as Schedule 3, equal to the total dollar amount of Affiliate Debt acquired by VPL.  BioN agrees to further settle any and all of the Non-Affiliate Debt acquired by VPL, from time to time, in exchange for the issuance of such number of shares of BioN’s Series D Convertible Preferred Stock (the D “Stock”), the designations, rights and preferences of which are set forth in the Certificate of Designation attached hereto as Schedule 4, equal to the total amount of Non-Affiliate Debt acquired by VPL. For purposes of settling the Debt acquired by VPL the price per share of the Stock shall be $10.00 (by way of example the settlement of $800,000 of debt shall result in the issuance of 80,000 shares of Stock). BioN shall execute and deliver a stock certificate or certificates evidencing such stock issuance not later than five (5) business days of receipt of the Conversion Notice. VPL understands that such stock certificates have not been registered for resale, are issued subject to the provisions of SEC Rule 144, are not liquid, and may be subject to restrictions and holding periods governing resale. VPL has reviewed BioN’s current and historical SEC reports and is aware of the risks attendant to accepting BioN stock.

5.
In the event any creditor set forth in Schedule 1 or Schedule 2 asserts claims against BioN to collect the Debt owed to such creditor following the delivery of the Stock, VPL shall be responsible for the defense and satisfaction of such claims.

6.
BioN agrees that VPL shall have the right to compromise the Debt in any manner VPL determines is prudent and in the best interests of VPL, and that from and after the date hereof BioN will permit VPL the exclusive right to manage, compromise, defend and satisfy the Debt.

7.
This agreement may not be modified or amended except in writing, signed by the parties hereto. Each party has conducted its own diligence and inquiry into the matters which are the subject of this agreement and no party has relied on any promise, statement or representation except as specifically stated in this agreement. This agreement constitutes the full, complete and final expression of the parties understanding with respect to the subject matter hereof. BioN understands that VPL intends to resolve the Debt at a steep discount to the face amount of the Debt where possible. No party has relied on any representation or promise with respect to the subject matter of this agreement except as set forth herein. This agreement is deemed and agreement made and to be performed in the State of New York and shall be governed and construed in accordance with New York law. The federal and state courts situated in and for New York Count shall be the exclusive venue for any dispute arising hereunder, and the parties consent to the jurisdiction of such courts for such purposes.

Agreed to this 7th day of November, 2011

BioNeutral Group Inc.			Vinfluence Pty Ltd

By:	/s/Andrew Kielbania	By:	/s/ Wayne Johnson
	Andrew Kielbania		Wayne Johnson

	Type	Date	Num	Schedule 1 – Schedule of Debt Memo	Due Date	Aging	Open Balance
91Midtown
	Bill	07/13/2011	5413	AP/11/0451 - PRODUCT SHEETS AND BOOTH EXP APIC	08/12/2011	55	11,460.00
	Bill	07/13/2011	5414	AP/11/0451 - BAL WEB DEVELOPMENT EXP	08/12/2011	55	6,905.00
Total 91Midtown							18,365.00
ACRYLIC RESINS
	Bill	03/31/2011	INV125650	AP/11/0374	04/30/2011	159	1,275.50
	Bill	04/19/2011	INV0131155	AP/11/0390 - freight chgs for KY	05/19/2011	140	572.85
	Bill	04/28/2011	INV0133861	AP/11/0390 - PURCHASE OF 32 GAL	05/28/2011	131	460.37
	Bill	04/28/2011	INV0133859	AP/11/0390 - PURCHASE OF 16 GAL	05/28/2011	131	192.32
	Bill	09/01/2011	144262	AP/11/0518	10/01/2011	5	5,433.04
Total ACRYLIC RESINS							7,934.08
Advanced Chemical Sensors Inc
	Bill	11/30/2009	GE4964	AP/09/0045 - LAB SUPPLIES	12/10/2009	665	676.00
	Bill	11/30/2009	GE5005	AP/09/0045 - LAB SUPPLIES	12/10/2009	665	1,348.00
Total Advanced Chemical Sensors Inc							2,024.00
Alison Graham
	Bill	05/31/2011	WEB DEVELOP	AP/11/0403 - WEB DEVELOPMENT - GRAPHIC DESIGN CHGS	06/30/2011	98	2,000.00
Total Alison Graham							2,000.00
ANA PEREZ
	Bill	02/01/2011		AP/10/0356 - ADMIN SERVICES	03/03/2011	217	2,144.63
	Bill	02/28/2011		AP/10/0356 - ADMIN SERVICES	03/30/2011	190	2,175.11
	Bill	03/01/2011		AP/10/0356 - ADMIN SERVICES	03/31/2011	189	2,935.00
	Bill	03/31/2011		AP/10/0356 - ADMIN SERVICES	04/30/2011	159	2,223.00
	Bill	06/30/2011	APRIL 2011	AP/10/0433 - ADMIN SERVICES	07/30/2011	68	2,294.25
	Bill	06/30/2011	MAY 2011	AP/10/0433 - ADMIN SERVICES	07/30/2011	68	2,351.25
	Bill	06/30/2011	JUNE 2011	AP/10/0433 - ADMIN SERVICES	07/30/2011	68	3,548.25
Total ANA PEREZ							17,671.49

Anslow & Jaclin
	Bill	07/30/2009			08/09/2009	3,525.00
	Bill	10/31/2009	VARIOUS	LEGAL FEES	11/10/2009	18,195.00
Total Anslow & Jaclin						25,220.00
Asset Location and Recovery Interntional
	Bill	03/16/2010	201031-1	AP/10/0135 - EIN AND BLANK CHECK SEARCH EXP	04/15/2010	1,590.00
Total Asset Location and Recovery Interntional						1,590.00
ATS LABS
	Bill	05/03/2010	01011910	AP/09/0160 - TESTING	06/02/2010	50.00
Total ATS LABS						50.00
AXIOM VALUATION SOLUTIONS
	Bill	06/30/2011	IP VALUATION	AP/10/0449 - ASSET VALUATION	07/30/2011	6,500.00
Total AXIOM VALUATION SOLUTIONS						6,500.00
Bartolomei & Pucciarelli
	Bill	10/31/2010	INV - JUNE TIME	AP/10/0245 - BALANCE PER STMT - AUDIT FEES 06/30/10	11/30/2010	9,000.00
	Bill	09/30/2011	FINA BILL	AP/11/0514 - BALANCE PER STMT - AUDIT FEES TRANSITION	10/30/2011	4,000.00
Total Bartolomei & Pucciarelli						13,000.00
Brian Delle Donna
	General Journal	12/31/2006	JTC-74	Reclass		27,430.00
Total Brian Delle Donna						27,430.00

BUSINESS WIRE
	Bill	01/31/2010	3603045	AP/10/0079 - INVESTOR RELATION EXP	03/02/2010	595.00
	Bill	01/31/2010	3604549	AP/10/0079 - INVESTOR RELATION EXP	03/02/2010	485.00
	Bill	01/31/2010	3605173	AP/10/0079 - INVESTOR RELATION EXP	03/02/2010	430.00
Total BUSINESS WIRE						1,510.00
CABLEVISION
	Bill	09/30/2011	SEP 2011	AP/10/0521 - TELEPHONE AND FAX BILL	10/30/2011	258.83
Total CABLEVISION						258.83
Chernoff Group
	General Journal	04/30/2010	AE/2Q/10/11	TO CORRECT EXP RECLASS TO CHERTOFF GROUP		-65,500.00
	General Journal	10/31/2010	AJE/Q3-09/10	write off chertoff payable		-75,000.00
	Bill	11/02/2009	Agreement 9/30/09	AP/09/0001 - Advisory Agreement dt 09/30/09	11/12/2009	37,500.00
	Bill	01/04/2010	Agreement dt 9/30/09	AP/10/0002 - Advisory Agreement dt 09/30/09	01/14/2010	75,000.00
	Bill	05/01/2010	MAY 10 RETAINER	AP/10/0137 - Monthly Retainer MAY 10	05/31/2010	28,000.00
Total Chernoff Group						0.00
Continental Corporate Services Inc
	Bill	05/01/2011	58562	AP/11/0394 - SERVICE FEE FOR DE docs	05/31/2011	263.33
	Bill	05/01/2011	59464	AP/11/0394 - SERVICE FEE FILING ORGANIZATION DOCS	05/31/2011	554.00
	Bill	05/01/2011	59582	AP/11/0394 - SERVICE FEE UCC SEARCH	05/31/2011	1,516.58
Total Continental Corporate Services Inc						2,333.91
Corporate Stock Transfer
	Bill	09/01/2011	36747	AP/09/0491 - PER STMT - INVESTOR RELATIONS	10/01/2011	578.23
Total Corporate Stock Transfer						578.23
Corporation Service Company
	Bill	06/30/2011	72151413	AP/11/0441 - REGISTERED AGENT SERVICES - NEVADA	07/30/2011	341.00
	Bill	06/30/2011	72765372	AP/11/0441 - REGISTERED AGENT SERVICES - NEVADA	07/30/2011	356.00
Total Corporation Service Company						697.00

David Filler Esq
	Bill	05/01/2011	Jan Retainer	AP/11/0401 - Jan 2011 Retainer Fee legal Services	05/31/2011	10,000.00
	Bill	05/01/2011	Feb Retainer	AP/11/0401 - Feb 2011 Retainer Fee legal Services	05/31/2011	10,000.00
	Bill	05/01/2011	March Retainer	AP/11/0401 - MArch 2011 Retainer Fee legal Services	05/31/2011	10,000.00
	Bill	05/01/2011	April Retainer	AP/11/0401 - April 2011 Retainer Fee legal Services	05/31/2011	10,000.00
	Bill	05/01/2011	May Retainer	AP/11/0401 - May 2011 Retainer Fee legal Services	05/31/2011	10,000.00
	Bill	06/30/2011	RETAINER	AP/11/0429 - JUNE 2011 Retainer Fee legal Services	07/30/2011	10,000.00
	Bill	06/30/2011	48	AP/11/0452 - TRAVELLING, BOARDING & LODGING EXP REIMBT	07/30/2011	3,000.20
	Bill	06/30/2011	49	AP/11/0452 - TRAVEL TICKETS EXP	07/30/2011	1,510.91
	Bill	06/30/2011	50	AP/11/0452 - TRAVEL TICKETS EXP	07/30/2011	1,292.68
	Bill	06/30/2011	51	AP/11/0452 - DOMAIN REGN EXP	07/30/2011	4,470.90
	Bill	07/01/2011	0059	AP/11/0453 - JULY 2011 Retainer Fee legal Services	07/31/2011	10,000.00
Total David Filler Esq						80,274.69
DTCC
	Bill	02/28/2009			03/10/2009	1,950.00
	Bill	05/31/2011	513465	AP/11/0396 SPR CREATION CHGS	06/30/2011	570.00
Total DTCC						2,520.00
Duane Morris LLP
	Bill	06/12/2008			06/22/2008	507.86
	Bill	06/12/2008			06/22/2008	401.00
	Bill	06/12/2008			06/22/2008	555.32
	Bill	06/12/2008			06/22/2008	405.00
	Bill	07/22/2008			08/01/2008	3,975.00
	Bill	07/22/2008			08/01/2008	265.80
	Bill	07/22/2008			08/01/2008	265.00

	Bill	08/08/2008			08/18/2008	2,376.40
	Bill	08/08/2008			08/18/2008	530.00
	Bill	08/08/2008			08/18/2008	540.86
	Bill	08/08/2008			08/18/2008	1,060.00
	Bill	08/22/2008			09/01/2008	2,665.00
	Bill	08/27/2008			09/06/2008	1,055.00
	Bill	08/29/2008			09/08/2008	6,217.00
	Bill	09/11/2008			09/21/2008	3,560.00
	Bill	09/23/2008			10/03/2008	285.00
	Bill	10/20/2008			10/30/2008	280.00
	Bill	10/27/2009	VARIOUS	LEGAL FEES	11/06/2009	5,823.13
Total Duane Morris LLP						30,767.37
EDC
	Bill	07/01/2010	38482403	AP/10/0171 - MONTHLY RENT JUNE 10	07/31/2010	298.42
	Bill	07/01/2010	384482286	AP/10/0179 - MONTHLY RENT JULY 10	07/31/2010	2,649.21
	Bill	08/01/2010	38482499	AP/10/0215 - MONTHLY RENT AUG 10	08/31/2010	2,649.21
	Bill	08/17/2010	FC250	AP/10/0215 - MONTHLY RENT AUG 10 - FIN CHGS	09/16/2010	151.33
	Bill	09/01/2010	38482595	AP/10/0215 - MONTHLY RENT SEP 10	10/01/2010	2,834.04
	Bill	10/01/2010	38482698	AP/10/0215 - MONTHLY RENT OCT 10	10/31/2010	2,834.04
	Bill	11/01/2010	NOV RENT	AP/10/0317 - MONTHLY RENT NOV 11	12/01/2010	2,834.04
	Bill	12/01/2010	38482896	AP/10/0274 - MONTHLY RENT DEC 10	12/31/2010	2,834.04
	Bill	01/01/2011	38482991	AP/10/0266 - MONTHLY RENT JAN 11	01/31/2011	2,834.04
	Bill	02/01/2011	38483102	AP/10/0320 - MONTHLY RENT FEB 11	03/03/2011	2,834.04
	Bill	03/01/2011	38483193	AP/10/0372 - MONTHLY RENT FEB 11	03/31/2011	2,834.04
	Bill	03/08/2011	38483271	AP/10/0372 - KEY CHARGES	04/07/2011	5.00
	Bill	04/01/2011	38483295	AP/10/0372 - APRIL RENT	05/01/2011	2,834.04
	Bill	05/01/2011	38483386	AP/10/0389 - MAY RENT	05/31/2011	2,834.04
	Bill	05/31/2011	FC565	AP/10/0399 - FINANCE CHARGES - PAT DUE	06/30/2011	680.69
	Bill	06/01/2011	38483476	AP/10/0399 - JUNE RENT	07/01/2011	2,834.04
	Bill	07/01/2011	38483580	AP/10/0439 - JULY RENT	07/31/2011	2,834.04
	Bill	08/01/2011	38483672	AP/10/0464 - JULY RENT	08/31/2011	2,834.04
	Bill	09/01/2011	38483748	AP/11/0500 - SEP RENT	10/01/2011	2,834.04
	Bill	10/01/2011	38483867	AP/11/0506 - JULY RENT	10/31/2011	2,834.04
Total EDC						46,110.42

First Insurance Funding Corp
	Bill	04/30/2011	APRIL pROD	AP/10/0385 -PROD PREMIUM	05/30/2011	558.57
Total First Insurance Funding Corp						558.57
Friedman LLP
	General Journal	12/31/2006	JTC-75	Reclass		6,720.75
	Bill	09/28/2007	428556		10/08/2007	8,393.21
Total Friedman LLP						15,113.96
Ganfer & Shore LLP
	Bill	11/25/2008	24625	Legal Fees	12/05/2008	5,308.25
	Bill	03/08/2010	37372	AP/10/0117 - LEGAL FEES	04/07/2010	380.00
	Bill	03/31/2010	38454	AP/10/0136 - LEGAL FEES	04/30/2010	239.60
Total Ganfer & Shore LLP						5,927.85
Greenberg Traurig LLP
	Bill	08/12/2009	2482937	LEGAL FEES INV # 2482937	08/22/2009	14,251.50
	Bill	09/10/2009	2503590	LEGAL FEES INV # 2503590	09/20/2009	18,485.24
	Bill	10/08/2009	2525251	LEGAL FEES INV # 225251	10/18/2009	1,120.00
Total Greenberg Traurig LLP						33,856.74
HAYDEN IR
	Bill	08/18/2010	1	AP/10/0214 - PR EXP	09/17/2010	3,500.00
	Bill	09/14/2010	2	AP/10/0217 - PR EXP	10/14/2010	3,643.00
	Bill	10/13/2010	3	AP/10/0227 - PR EXP	11/12/2010	3,593.00
	Bill	12/15/2010	5	AP/10/0273 - PR EXP	01/14/2011	3,500.00
Total HAYDEN IR						14,236.00

Hogan & Hartson
	Bill	01/21/2010	1844756	AP/09/0060 - EPA EXPENSES	01/31/2010	1,443.75
	Bill	01/31/2010	1851270	AP/09/0076 - EPA EXPENSES	03/02/2010	1,050.00
	Bill	03/18/2010	1856472	AP/09/0122 - EPA EXPENSES	04/17/2010	4,462.50
	Bill	04/23/2010	1864253	AP/09/0144 - EPA EXPENSES	05/23/2010	2,440.51
Total Hogan & Hartson						9,396.76
Internal Revenue Service
	General Journal	10/31/2008	JC 124	Reclass		1,535.15
Total Internal Revenue Service						1,535.15
IRG
	Bill	05/17/2010	JUNE 2010	AP/09/0158 - INVESTOR RELATIONS-JUNE	06/16/2010	6,000.00
Total IRG						6,000.00
Jet Environemntal
	Bill	10/19/2009	09-344	EPA FILING FEES	10/29/2009	1,780.00
Total Jet Environemntal						1,780.00
Lowenstein Sandler PC
	Bill	01/31/2010	562687	AP/09/0029 - LEGAL FEES FOR JAN 10	02/10/2010	74,660.10
	Bill	01/31/2010	557473	AP/09/0082 - LEGAL FEES FOR JAN 10	03/02/2010	3,873.12
	Bill	01/31/2010	557474	AP/09/0082 - LEGAL FEES FOR JAN 10	03/02/2010	5,873.00
	Bill	01/31/2010	559607	AP/09/0082 - LEGAL FEES FOR JAN 10	03/02/2010	4,224.00
	Bill	01/31/2010	562644	AP/09/0082 - LEGAL FEES FOR JAN 10	03/02/2010	16,961.16
	Bill	02/28/2010	564290	AP/09/0101 - LEGAL FEES FOR FEB 10	03/30/2010	123,998.13
	Bill	04/23/2010	568073	AP/09/0138 - LEGAL FEES FOR MARCH 10	05/23/2010	21,745.69

	Bill	04/23/2010	568074	AP/09/0138 - LEGAL FEES FOR MARCH 10	05/23/2010	73,270.72
	Bill	04/30/2010	570249-UNRECORD	AP/09/0149 - LEGAL FEES FOR APRIL 10	05/30/2010	17,566.96
	Bill	05/31/2010	571256	AP/09/0181 - LEGAL FEES FOR MAY 10	06/30/2010	9,509.35
	Bill	07/31/2010	STMT 07/30/10	AP/09/0199 - BAL LEGAL FEES FOR JULY 10	08/30/2010	5,012.39
Total Lowenstein Sandler PC						356,694.62
MARCUM LLP
	Bill	02/28/2011	FEB INVOICE	AP/10/0387 - AUDIT FEES 10K and Q WORK	03/30/2011	11,000.00
	Bill	03/31/2011	MARCH INVOICE	AP/10/0388 - AUDIT Q1 AND OTHER ISSUES	04/30/2011	45,500.00
	Bill	09/30/2011	198991	AP/10/0520 - AUDIT Q3 AND OTHER ISSUES	10/30/2011	5,000.00
Total MARCUM LLP						61,500.00
Marketwire Inc
	Bill	01/31/2010	1651612	AP/10/0081 - INVESTOR RELATIONS	03/02/2010	4,706.25
Total Marketwire Inc						4,706.25
Martin Marion
	Bill	07/05/2011	RETINAER	AP/11/0450 - BUSINESS DEVELOPMENT EXP	08/04/2011	5,000.00
Total Martin Marion						5,000.00
Michael DiGiovana
	General Journal	12/31/2007	adj 9	11,500.00
	General Journal	01/31/2009	AE/9Q/15	-483.22
	General Journal	02/01/2009	AE/9Q/15R	REVERSAL OF ADJ ENTRY AS OF 01/31/09		483.22
	General Journal	04/30/2009	AE/2Q/09/15	-483.22
	General Journal	05/01/2009	AE/2Q/9/R15	REVERSAL OF 04/30/09 AE		483.22
	General Journal	07/31/2009	AJE/Q3-09/4	-483.22
	General Journal	08/01/2009	AJE/Q3-09/7			483.22
Total Michael DiGiovana						11,500.00

Mike O'Reilly
	General Journal	12/31/2006	JTC-73	Reclass		53,150.09
Total Mike O'Reilly						53,150.09
MINUTEMAN PRESS
	Bill	10/14/2010	44730	AP/10/0225 - BUSINESS CARDS PRINT CHGS	11/13/2010	17.38
Total MINUTEMAN PRESS						17.38
NEW MILLENNIUM PR COMMUNICATIONS INC
	Bill	08/18/2010	403701	AP/10/0216 - PROFESSIONAL FEES - IR SEP 10	09/17/2010	5,000.00
Total NEW MILLENNIUM PR COMMUNICATIONS INC						5,000.00
NORTH 6TH AGENCY INC
	Bill	01/17/2011	11-2A	AP/10/00296 - Retainer and New Web Design	02/16/2011	4,500.00
	Bill	02/01/2011	101177121	AP/10/00327 - PR work	03/03/2011	295.00
Total NORTH 6TH AGENCY INC						4,795.00
OLSHAN GRUNDMAN FROME ROSENZWEIG LLP
	Bill	03/07/2011	153544	AP/11/0336 - GENERAL CORP MATTERS	04/06/2011	23,106.78
	Bill	03/31/2011	154299	AP/11/0357 - GENERAL CORP MATTERS	04/30/2011	19,405.05
	Bill	05/31/2011	155387	AP/11/0434 - GENERAL CORP MATTERS	06/30/2011	3,053.31
	Bill	07/01/2011	154807	AP/11/0440 - GENERAL CORP MATTERS	07/31/2011	7,461.56
	Bill	07/15/2011	155880	AP/11/0463 - GENERAL CORP MATTERS	08/14/2011	3,220.00
	Bill	08/04/2011	156435	AP/11/0469 - GENERAL CORP MATTERS	09/03/2011	567.70
	Bill	08/11/2011	156761	AP/11/0466 - GENERAL CORP MATTERS	09/10/2011	1,011.72
Total OLSHAN GRUNDMAN FROME ROSENZWEIG LLP						57,826.12

OSTROW KAUFMAN LLP
	Bill	05/18/2011	2656	AP/11/0398 - PATENT RETAINER FEE - AGREEMENT IS WITH ANDY	06/17/2011	1,498.00
	Bill	05/18/2011	2658	AP/11/0398 - PATENT RETAINER FEE - AGREEMENT IS WITH ANDY	06/17/2011	460.00
	Bill	05/18/2011	2659	AP/11/0398 - PATENT RETAINER FEE - AGREEMENT IS WITH ANDY	06/17/2011	400.00
	Bill	05/18/2011	2657	AP/11/0398 - PATENT RETAINER FEE - AGREEMENT IS WITH ANDY	06/17/2011	120.00
Total OSTROW KAUFMAN LLP						2,478.00
Philip Tierno
	General Journal	12/31/2006	JTC-72	Reclass		70,000.00
	General Journal	01/31/2008	JC 10			7,000.00
	General Journal	02/28/2008	JC 11			7,000.00
	General Journal	03/31/2008	JC 12			7,000.00
	General Journal	04/30/2008	JC 13			7,000.00
	General Journal	05/31/2008	JC 29			7,000.00
	General Journal	06/30/2008	JC 30			7,000.00

General Journal	07/31/2008	JC 31			7,000.00
General Journal	08/31/2008	JC 32			7,000.00
General Journal	09/30/2008	JC 33			7,000.00
General Journal	10/31/2008	JC 34			7,000.00
General Journal	11/30/2008	JC 35			7,000.00
General Journal	12/31/2008	JC 36			7,000.00
General Journal	01/29/2009	JC 97			7,000.00
General Journal	10/31/2009	AE11	TO RECORD AMOUNTS DUE PHILIP TIERNO FOR Q4		21,000.00
General Journal	01/31/2010	AE/10Q/11	TO RECORD TIERNO CONSULTING FEES FOR Q1		21,000.00
General Journal	04/30/2010	AE/2Q/10/13	TO RECORD TIERNO CONSULTING FEES FOR Q2		21,000.00
General Journal	07/31/2010	AJE/Q3/10	RECORD 3RD QTR CONSULTING FEE CAPITALIZED		21,000.00
General Journal	10/31/2010	AJE/Q3-09/8	Tierno Q4		21,000.00
General Journal	01/31/2011	ADJ_2011_Q5	Record Q1-2011 expense		21,000.00
General Journal	04/30/2011	ADJ_2011_Q2	Record Q2-2011 expense		21,000.00
General Journal	07/31/2011	ADJ_2011_Q3	PHILIP TIERN'S COST CAPITALIZED $7K PM		21,000.00
Bill	12/31/2007			01/10/2008	84,000.00
Bill	02/17/2009			02/27/2009	7,000.00
Bill	03/31/2009			04/10/2009	7,000.00
Bill	04/30/2009			05/10/2009	7,000.00

	Bill	05/31/2009			06/10/2009	7,000.00
	Bill	06/30/2009			07/10/2009	7,000.00
	Bill	07/31/2009			08/10/2009	7,000.00
Total Philip Tierno						455,000.00
PR NEWSWIRE - PRO ACTIVE
	Bill	06/30/2011	101286616	AP/11/0444 - IR SERVICES	07/30/2011	1,360.00
	Bill	06/30/2011	1012813978	AP/11/0444 - IR SERVICES	07/30/2011	400.00
	Bill	06/30/2011	101281404	AP/11/0444 - IR SERVICES	07/30/2011	400.00
	Bill	06/30/2011	101281397	AP/11/0444 - IR SERVICES	07/30/2011	400.00
Total PR NEWSWIRE - PRO ACTIVE						2,560.00
PR NEWSWIRE ASSOCIATION LLC
	Bill	01/31/2011	954816-JAN 2011	AP/10/0314 INVESTOR RELATIONS EXP	03/02/2011	4,490.00
	Bill	02/03/2011	77121	AP/10/0358 INVESTOR RELATIONS EXP	03/05/2011	795.00
	Bill	02/28/2011	96528	AP/10/0358 INVESTOR RELATIONS EXP	03/30/2011	1,005.00
	Bill	03/01/2011	97795	AP/10/0359 INVESTOR RELATIONS EXP	03/31/2011	795.00
	Bill	03/08/2011	03028	AP/10/0359 INVESTOR RELATIONS EXP	04/07/2011	900.00
	Bill	03/15/2011	08689	AP/10/0359 INVESTOR RELATIONS EXP	04/14/2011	1,005.00
	Bill	03/25/2011	16933	AP/10/0359 INVESTOR RELATIONS EXP	04/24/2011	795.00
	Bill	04/08/2011	27469	AP/10/0360 INVESTOR RELATIONS EXP	05/08/2011	795.00
	Bill	05/31/2011	101237304	AP/10/0443 INVESTOR RELATIONS EXP	06/30/2011	1,110.00
	Bill	05/31/2011	101245429	AP/10/0443 INVESTOR RELATIONS EXP	06/30/2011	1,005.00
Total PR NEWSWIRE ASSOCIATION LLC						12,695.00
Pratik M Dahule
	Bill	09/28/2011	LAB ASST-SEP	AP/11/0516 - SEP TIME SHEET LAB ASST 106 HRS @ $12 P/HR	10/28/2011	1,272.00
Total Pratik M Dahule						1,272.00
Precision IR Inc.
	Bill	01/30/2010	WA017861	AP/10/0046 - IR WEBSITE EXP	02/09/2010	200.00
	Bill	02/27/2010	NA017861	AP/10/0116 - IR WEBSITE EXP	03/29/2010	200.00
	Bill	04/01/2010	516131	AP/10/0134 - IR WEBSITE MAINTENANCE	05/01/2010	200.00
	Bill	04/01/2010	5109751	AP/10/0134 - IR WEBSITE MAINTENANCE	05/01/2010	200.00
	Bill	04/01/2010	508055	AP/10/0134 - IR WEBSITE MAINTENANCE	05/01/2010	200.00
	Bill	04/01/2010	565590	AP/10/0134 - IR WEBSITE MAINTENANCE	05/01/2010	200.00
	Bill	04/01/2010	503055	AP/10/0134 - IR WEBSITE MAINTENANCE	05/01/2010	200.00
	Bill	04/01/2010	561460	AP/10/0134 - IR WEBSITE MAINTENANCE	05/01/2010	200.00
	Bill	04/01/2010	499733	AP/10/0134 - IR WEBSITE MAINTENANCE	05/01/2010	200.00
	Bill	04/01/2010	488204	AP/10/0134 - IR WEBSITE MAINTENANCE	05/01/2010	200.00
	Bill	04/01/2010	495796	AP/10/0134 - IR WEBSITE MAINTENANCE	05/01/2010	200.00
Total Precision IR Inc.						2,200.00
ProActive Capital Resources Group LLC
	Bill	07/08/2011	1030	AP/11/0435 - RETAINER -	08/07/2011	4,000.00
Total ProActive Capital Resources Group LLC						4,000.00
Product Safety Labs
	Bill	09/01/2011	1010620	ap/11/0517 - LAB SUPPLIES	10/01/2011	3,345.00
Total Product Safety Labs						3,345.00

Reed Smith LLP
	General Journal	12/31/2007	JTC-77	Accrual		1,299.10
	General Journal	12/31/2007	AUDIT JC 3	Accrual to match Reed Smith outstanding balance		73,477.66
	General Journal	04/17/2008	JC 8			35,850.95
	Credit	10/31/2010	CREDIT	AP/10/0248 CREIDT GIVEN AS AGREED		-58,448.29
	General Journal	10/29/2010	AJE/Q3-09/4	legal fees Reed Smith for Q4 2010		-50,000.00
	Bill	12/28/2007			01/07/2008	1,382.28
	Bill	09/27/2010	2045052	AP/10/0248 - LEGAL SERVICES	10/27/2010	59,678.84
	Bill	10/14/2010	2053286	AP/10/0222 - LEGAL SERVICES	11/13/2010	180.90
	Bill	10/14/2010	2053285	AP/10/0222 - LEGAL SERVICES	11/13/2010	301.50
	Bill	10/31/2010	2065720	AP/10/0256 - LEGAL SERVICES-VARIOUS CORP MATTERS	11/30/2010	32,114.65
	Bill	10/31/2010	2065701	AP/10/0256 - LEGAL SERVICES-2010 PUBLIC OFFERINGS	11/30/2010	35,000.00
	Bill	01/17/2011	2067736	AP/10/0297 - LEGAL SERVICES	02/16/2011	3,000.00
	Bill	01/17/2011	2035559	AP/10/0297 - LEGAL SERVICES	02/16/2011	2,036.70
	Bill	01/17/2011	2083680	AP/10/0297 - LEGAL SERVICES	02/16/2011	863.50
	Bill	01/17/2011	2065720	AP/10/0297 - LEGAL SERVICES	02/16/2011	110.24
Total Reed Smith LLP						136,848.03
RG CONSULTING
	Bill	08/01/2010	2042	AP/10/0218 - PR EXP	08/31/2010	300.00
Total RG CONSULTING						300.00
RUCHITA PATEL
	Bill	07/31/2011	LAB ASSIT	AP/11/0470 - TIME SHEET LAB ASSISTANT	08/30/2011	1,740.00
Total RUCHITA PATEL						1,740.00
SAMI SASSOUN
	Bill	02/17/2011	276	AP/10/0321 - JAN RETAINER	03/19/2011	4,000.00
Total SAMI SASSOUN						4,000.00

Special Counsel
	Bill	12/31/2009	4011110	AP/09/0068 - E-MAIL REVEIW FOR SEC INVESTIGATION	01/10/2010	1,495.00
	Bill	12/31/2009	3993535	AP/09/0068 - E-MAIL REVEIW FOR SEC INVESTIGATION	01/10/2010	6,019.00
	Bill	12/31/2009	3997790	AP/09/0068 - E-MAIL REVEIW FOR SEC INVESTIGATION	01/10/2010	5,564.00
	Bill	12/31/2009	4003553	AP/09/0068 - E-MAIL REVEIW FOR SEC INVESTIGATION	01/10/2010	5,928.00
	Bill	12/31/2009	4007516	AP/09/0068 - E-MAIL REVEIW FOR SEC INVESTIGATION	01/10/2010	1,703.00
	Bill	01/31/2010	SCI0004261	AP/09/0077 - E-MAIL REVEIW FOR SEC INVESTIGATION	03/02/2010	2,548.00
Total Special Counsel						23,257.00
Street Disclosure Corporation
	Bill	02/24/2011	BONU_0211	AP/10/0335 - RETAINER FOR SEC CONSULTING	03/26/2011	5,000.00
Total Street Disclosure Corporation						5,000.00
Stuti Shah
	Bill Pmt -Check	07/15/2011	1822	AP/11/437 - LAB ASSISTANT TIME SHEET		-162.00
	Bill	06/30/2011	TIME SHEET	AP/11/437 - LAB ASSISTANT TIME SHEET	07/30/2011	162.00
Total Stuti Shah						0.00
TOXCEL
	Bill	09/30/2011	BNG-11-25-09	AP/09/0522 EPA EXP	10/30/2011	8,567.77
Total TOXCEL						8,567.77
TREASURER - STATE OF NJ
	Bill	09/22/2011	111528110	AP/11/0511 - PROG ID 004344 - RENEWAL	10/22/2011	300.00
Total TREASURER - STATE OF NJ						300.00
UPS
	Bill	09/01/2011	892351	AP/11/0515 - POSTAGE AND DELIVERY EXP	10/01/2011	33.43
	Bill	10/01/2011	WOR892391	AP/11/0508 - POSTAGE AND DELIVERY EXP	10/31/2011	185.80
Total UPS						219.23

Verizon
	Bill	11/30/2009	NOV 09 BILL	AP/09/0047 - TELEPHONE BILL FOR NOV 09	12/10/2009	713.34
	Bill	02/05/2010	FEB 10	AP/09/0050 - TELEPHONE BILL FOR JAN 10	02/15/2010	449.46
Total Verizon						1,162.80
Verus Consulting Group LLC
	Bill	08/01/2010	EXP-STMT AUG 10	AP/09/0230- REIMBT OF EXP	08/31/2010	168.60
Total Verus Consulting Group LLC						168.60
Vini Shah
	Bill Pmt -Check	07/15/2011	1823	AP/11/00438 - LAB ASSISTANT TIME SHEET		-150.00
	Bill	06/30/2011	TIME SHEET	AP/11/00438 - LAB ASSISTANT TIME SHEET	07/30/2011	150.00
Total Vini Shah						0.00
Virtual Office Partners LLC
	Bill	07/01/2011	20577	AP/10/0458- OFFICE ADMINISTRATION OUTSOURCED	07/31/2011	960.85
	Bill	10/01/2011	21392	AP/10/0519- OFFICE ADMINISTRATION OUTSOURCED	10/31/2011	960.00
Total Virtual Office Partners LLC						1,920.85
Wilmer & Hale LLP
	General Journal	04/30/2010	AE/2Q/10/19	TO RECLASS ACCRUAL 10/31/09		210,477.78
	Bill	11/30/2009	2048252	AP/09/0062 - LEGAL FEES PER NOV 09TIME STMT	12/10/2009	49,953.08
	Bill	12/31/2009	2053684	AP/09/0061 - LEGAL FEES PER DEC 09 TIME STMT	01/10/2010	76,902.31
	Bill	01/31/2010	2059577	AP/09/0078 - LEGAL FEES PER JAN 10 TIME STMT	03/02/2010	66,817.64
	Bill	03/17/2010	2063591	AP/09/0102 - LEGAL FEES PER FEB 10 TIME STMT	04/16/2010	16,152.66
	Bill	04/21/2010	2068576	AP/09/0139 - LEGAL FEES PER MARCH 10 TIME STMT	05/21/2010	15,658.68
	Bill	04/30/2010	UNRECORD	AP/09/0148 - LEGAL FEES PER APRIL 10 TIME STMT	05/30/2010	483.35
	Bill	06/11/2010	2075643	AP/09/0182 - LEGAL FEES PER MAY 10 TIME STMT	07/11/2010	1,542.05
	Bill	08/01/2010	2079911	AP/09/0229 - LEGAL FEES AUG 10 TIME STMT	08/31/2010	2,555.95
	Bill	06/15/2011	2128929	AP/09/0442 - LEGAL FEES	07/15/2011	2,421.20
	Bill	07/15/2011	2132060	AP/09/0454 - LEGAL FEES	08/14/2011	253.01
Total Wilmer & Hale LLP						443,217.71
						2,045,681.50

Schedule 2

Andrew Kielbania
Check	10/9/2008	1192		-3,000.00
Check	11/12/2008	1201		-3,000.00
Check	12/8/2008	1209		-3,000.00
General
Journal	9/30/2008	JC 14	Conversion of debt	-9,000.00
General
Journal	1/31/2008	JC 15		9,000.00
Check	1/8/2009	1234		-1,000.00
General
Journal	1/29/2009	JC 96		10,000.00
General
Journal	10/31/2008	JC 98		5,000.00
General
Journal	11/30/2008	JC 99		10,000.00
General
Journal	12/31/2008	JC 100		10,000.00
General
Journal	2/28/2009	JC 101		10,000.00
General
Journal	4/30/2009	JC 156		10,000.00
General
Journal	3/31/2009	JC 157		10,000.00
General
Journal	10/31/2009	AE7		30,000.00
General
Journal	1/31/2010	AE/10Q/10	TO RECORD Q1 CONSULTING FEES TO ANDY KIEBLANIA
General
Journal	4/30/2010	AE/2Q/10/12	TO RECORD Q2 CONSULTING FEES TO ANDY KIEBLANIA
General
Journal	7/31/2010	AJE/Q3/9	RECORD 3RD QTR CONSULTANCY CHGS CAPITALIZED

General
Journal	10/31/2010	AJE/Q3-09/7	Kilbenia Q4 deferred comp
General
Journal	1/31/2011	ADJ_2011_Q4	Record Q1-2011 expense
General
Journal	4/30/2011	ADJ_2011_Q2	Record Q1-2011 expense
General
Journal	7/31/2011	ADJ_2011_Q3	Q3 ANDY’s ACCRUAL
Bill	5/31/2009	6/10/2009	848				10,000.00
Bill	6/30/2009	7/10/2009	818				10,000.00
Bill	7/31/2009	8/10/2009	787				10,000.00

							307,500.00
Stephen J. Browand

Bill	6/30/2011	EXP-MAY
		& JUNE	AP/09/0390-MAY & JUNE EXP REIMBT	07/30/11	68	8,250.98
Bill	9/30/2011	AUG & SEP	AP/09/0523-AUG & SEP EXP REIMBT	10/30/2011		13,500.00

							21,750.98

Total							$329,250.98

Schedule 3

Certificate of Designation
For Nevada Corporations
(Pursuant to NRS 78.1955)
BIONEUTRAL GROUP, INC.
File Number: [___________]

Series B Convertible Preferred Stock, to consist of 213,500 shares of the 5,000,000 Authorized shares of Preferred Stock; and have the following terms:

1. Designation, Amount and Par Value.  The series of preferred stock shall be designated as its Series B Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 213,500 (which shall not be subject to increase without the consent of the holders of a majority of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)).  Each share of Preferred Stock shall have a par value of $.001 per share and a stated value equal to the sum of $10 plus all accrued and unpaid dividends to the date of determination to the extent not previously paid in cash or common stock, par value $.00001 per share (“Common Stock”) of the Company in accordance with the terms hereof (the “Stated Value”).

2. Dividends. Except as provided herein, the holders of outstanding shares of the Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Preferred Stock or the common stock of the Company, par value $0.00001 per share (the "Common Stock") are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors. "Market Value" with respect to any shares of the Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.

3. Liquidation Rights. Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Preferred Stock shall be entitled to receive out of the assets of the Company for each share of Preferred Stock the Stated Value (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Preferred Stock.

(a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3. As used herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation.

(b) After the payment to the holders of shares of the Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Preferred Stock, the holders of the Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

(c) In the event the assets of the Company available for distribution to the holders of the Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

4. Conversion of Preferred Stock. At any time, the holder of shares of the Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of five years, such period ending on the fifth anniversary of the Issue Date. In the event that the holder of the Preferred Stock elects to convert such shares into Common Stock, the holder shall have 10 days from the date of such notice in which to tender his shares of Preferred Stock to the Company.

Any such conversion shall be upon the other following terms and conditions:

(a) Conversion Rate. Subject to adjustment as provided herein, each one (1) share of the Preferred Stock shall be convertible into one hundred twenty-five (125) fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

(b) Adjustment of Conversion Rate for Dilution and Other Events. In order to prevent dilution of the rights granted to the holders of shares of the Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

(i) Adjustment of Conversion Rate upon Subdivision or Combination of the Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the authorized Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) the authorized Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately reduced.

(ii) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, to ensure that each of the holders of shares of the Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph will thereafter be applicable to the Preferred Stock The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, the obligation to deliver to each holder of shares of the Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

(iii) Notices. Immediately upon any adjustment of the Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

(c) Mechanics of Conversion. To convert shares of the Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to l1:59 p.m. Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within one business day of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled, or at the holder’s option, delivery of the shares of Common Stock via the DWAC system to holder’s brokerage account.

(d)   Certain Conversion Restrictions.

(A) A Holder may not convert shares of Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of

Preferred Stock held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the shares of Preferred Stock are convertible shall be the responsibility and obligation of the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company.  Other Holders shall be unaffected by any such waiver.

(B) A Holder may not convert shares of Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Preferred Stock held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the shares of Preferred Stock are convertible shall be the responsibility and obligation of the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(e) Record Holder. The person or persons entitled to receive shares of the Common Stock issue able upon conversion of shares of the Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

(f) Fractional Shares. The Company shall not be required to issue any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issue able upon conversion of more than one share of the Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of a share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

(g) Re-issuance of Certificates. In the event of a conversion of less than all of the shares of the Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Preferred Stock a new Preferred Stock Certificate representing the remaining shares of the Preferred Stock which were not corrected.

5. Reservation of Shares. The Company shall, so long as any of the shares of the Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Preferred Stock.

6. Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

7. Voting Rights.  Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights.  However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of a majority of the shares of the Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as set forth in Section 3) senior to or otherwise pari passu with the Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents so as to affect adversely any rights of the Holders, (d) increase the authorized number of shares of Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

EXHIBIT A
NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock indicated below, into shares of common stock, par value $.00001 per share (the “Common Stock”), of BioNeutral Group, Inc., a Nevada corporation (the “Company”), according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.  By tendering this Notice of Conversion, the undersigned hereby covenants to comply with the prospectus delivery requirements under the Securities Act of 1933, as amended, applicable to it with respect to resales of the shares of Common Stock issuable upon the conversion requested hereby pursuant to a registration statement and, in connection therewith, covenants that, unless otherwise specified below, such shares have been or are intended to be sold in ordinary brokerage transactions.

Conversion calculations:
Date to Effect Conversion

Number of shares of Preferred Stock owned prior to Conversion

Number of shares of Preferred Stock to be Converted

Stated Value of shares of Preferred Stock to be Converted

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Number of shares of Preferred Stock subsequent to Conversion

Signature

Name

Address

Accepted and Agreed:
BioNeutral Group, Inc.

By:_____________________________________
     Name:
     Title:

Schedule 4

Certificate of Designation
For Nevada Corporations
(Pursuant to NRS 78.1955)
BIONEUTRAL GROUP, INC.
File Number: [___________]

Series D Convertible Preferred Stock, to consist of 231,100 shares of the 5,000,000 Authorized shares of Preferred Stock; and have the following terms:

1. Designation, Amount and Par Value.  The series of preferred stock shall be designated as its Series D Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 231,100 (which shall not be subject to increase without the consent of the holders of a majority of the Preferred Stock (each, a “Holder” and collectively, the “Holders”)).  Each share of Preferred Stock shall have a par value of $.001 per share and a stated value equal to the sum of $10 plus all accrued and unpaid dividends to the date of determination to the extent not previously paid in cash or common stock, par value $.00001 per share (“Common Stock”) of the Company in accordance with the terms hereof (the “Stated Value”).

2. Dividends. Except as provided herein, the holders of outstanding shares of the Preferred Stock shall be entitled to receive cash, stock, or other property, as dividends when, as, and if declared by the Board of Directors of the Company. If shares of the Preferred Stock or the common stock of the Company, par value $0.00001 per share (the "Common Stock") are to be issued as a dividend, any such shares shall be issued at Market Value. "Market Value" for the Common Stock for the purposes of this Certificate of Designation shall mean the average of the bid and ask prices for the Common Stock for the five business days preceding the declaration of a dividend by the Board of Directors. "Market Value" with respect to any shares of the Preferred Stock shall be as determined by the Board of Directors, whose decision shall be final and binding on all parties.

3. Liquidation Rights. Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the holders of the then outstanding shares of Preferred Stock shall be entitled to receive out of the assets of the Company for each share of Preferred Stock the Stated Value (the "Liquidation Rate") before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Preferred Stock.

(a) The sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property and assets of the Company shall be deemed a dissolution, liquidation or winding up of the Company for purposes of this Paragraph 3, but the merger, consolidation, or other combination of the Company into or with any other corporation, or the merger, consolidation, or other combination of any other corporation into or with the Company, shall not be deemed a dissolution, liquidation or winding up, voluntary or involuntary, for purposes of this Paragraph 3. As used herein, the "merger, consolidation, or other combination" shall include, without limitation, a forward or reverse triangular merger, or stock exchange of the Company and any of its subsidiaries with any other corporation where the Company is not the surviving entity.

(b) After the payment to the holders of shares of the Preferred Stock of the full preferential amounts fixed by this Paragraph 3 for shares of the Preferred Stock, the holders of the Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company.

(c) In the event the assets of the Company available for distribution to the holders of the Preferred Stock upon dissolution, liquidation or winding up of the Company shall be insufficient to pay in full all amounts to which such holders are entitled pursuant to this Paragraph 3, no distribution shall be made on account of any shares of a class or series of capital stock of the Company ranking on a parity with the shares of the Preferred Stock, if any, upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of the Preferred Stock, ratably, in proportion to the full distributive amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

4. Conversion of Preferred Stock. At any time, the holder of shares of the Preferred Stock shall have the right, at such holder's option, to convert any number of shares of the Preferred Stock into shares of the Common Stock. Such right to convert shall commence as of the date the shares of such Preferred Stock are issued to such holder (the "Issue Date") and shall continue thereafter for a period of five years, such period ending on the fifth anniversary of the Issue Date. In the event that the holder of the Preferred Stock elects to convert such shares into Common Stock, the holder shall have 10 days from the date of such notice in which to tender his shares of Preferred Stock to the Company.

Any such conversion shall be upon the other following terms and conditions:

(a) Conversion Rate. Subject to adjustment as provided herein, each one (1) share of the Preferred Stock shall be convertible into one hundred twenty-five (125) fully paid and nonassessable shares of the Common Stock (the "Conversion Rate").

(b) Adjustment of Conversion Rate for Dilution and Other Events. In order to prevent dilution of the rights granted to the holders of shares of the Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

(i) Adjustment of Conversion Rate upon Subdivision or Combination of the Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) the authorized Common Stock into a greater number of shares, the Conversion Rate in effect immediately prior to such subdivision will be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) the authorized Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior to such combination will be proportionately reduced.

(ii) Reorganization, Reclassification, Consolidation, Merger or Sale. Any recapitalization, reorganization, reclassification, consolidation, merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the

Preferred Stock, to ensure that each of the holders of shares of the Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's shares of the Preferred Stock had such Organic Change not taken place. In any such case, the Company will make appropriate provision, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, with respect to such holders' rights and interests to ensure that the provisions of this paragraph will thereafter be applicable to the Preferred Stock The Company will not effect any such consolidation or merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the holders of a majority of the outstanding shares of the Preferred Stock, the obligation to deliver to each holder of shares of the Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such holder may be entitled to acquire.

(iii) Notices. Immediately upon any adjustment of the Conversion Rate, the Company will give written notice of such adjustment to each holder of shares of the Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company will give written notice to each holder of shares of the Preferred Stock at least 20 days prior to the date on which the Company closes its books or takes a record with respect to any dividend or distribution upon the Common Stock, or with respect to any pro rata subscription offer to holders of the Common Stock. The Company will also give written notice to each holder of shares of the Preferred Stock at least 20 days prior to the date on which any Organic Change, dissolution or liquidation will take place.

(c) Mechanics of Conversion. To convert shares of the Preferred Stock into full shares of the Common Stock on any date (the "Conversion Date"), the holder thereof shall (i) deliver or transmit by facsimile to the Company, for receipt on or prior to l1:59 p.m. Eastern Time, on the Conversion Date, a copy of a fully executed notice of conversion in the form attached hereto as Attachment A (the "Conversion Notice"), and (ii) surrender to a common carrier for delivery to the Company as soon as practicable following such date, the certificates (each a "Preferred Stock Certificate") representing the shares of the Preferred Stock being converted, or an indemnification undertaking with respect to such shares in the case of the loss, theft or destruction thereof, and the originally executed Conversion Notice. Upon receipt by the Company of a facsimile copy of a Conversion Notice, the Company shall immediately send, via facsimile, a confirmation of receipt of such Conversion Notice to such holder. Within one business day of the Company's receipt of the originally executed Conversion Notice and the holder's Preferred Stock Certificate(s), the Company shall issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of the Common Stock to which the holder is entitled, or at the holder’s option, delivery of the shares of Common Stock via the DWAC system to holder’s brokerage account.

(e)  Certain Conversion Restrictions.

(C) A Holder may not convert shares of Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”) and the rules promulgated thereunder) in excess of 4.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Preferred Stock held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the shares of Preferred Stock are convertible shall be the responsibility and obligation of the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company.  Other Holders shall be unaffected by any such waiver.

(D) A Holder may not convert shares of Preferred Stock or receive shares of Common Stock as payment of dividends hereunder to the extent such conversion or receipt of such dividend payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 9.999% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of dividends on, the shares of Preferred Stock held by such Holder after application of this Section.  Since the Holder will not be obligated to report to the Company the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 9.999% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the shares of Preferred Stock are convertible shall be the responsibility and obligation of the Holder.  The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 61 days prior notice to the Company. Other Holders shall be unaffected by any such waiver.

(e) Record Holder. The person or persons entitled to receive shares of the Common Stock issuable upon conversion of shares of the Preferred Stock shall be treated for all purposes as the record holder or holders of such shares of the Common Stock on the Conversion Date.

(f) Fractional Shares. The Company shall not be required to issue any fraction of a share of the Common Stock upon any conversion. All shares of the Common Stock, including fractions thereof, issue able upon conversion of more than one share of the Preferred Stock shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of the Common Stock. If, after such aggregation, the issuance would result in the issuance of a fraction of a share of the Common Stock, the Company shall round such fraction of a share of the Common Stock up or down to the nearest whole share.

(g) Re-issuance of Certificates. In the event of a conversion of less than all of the shares of the Preferred Stock represented by a particular Preferred Stock Certificate, the Company shall promptly cause to be issued and delivered to the holder of such Preferred Stock a new Preferred Stock Certificate representing the remaining shares of the Preferred Stock which were not corrected.

5. Reservation of Shares. The Company shall, so long as any of the shares of the Preferred Stock are outstanding, reserve and keep available out of its authorized and unissued shares of the Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, the number of shares of the Common Stock as shall from time to time be sufficient to affect the conversion of all of the outstanding shares of the Preferred Stock.

6. Lost or Stolen Certificates. Upon receipt by the Company of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of the Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking or bond, in the Company's discretion, by the holder to the Company and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

7. Voting Rights.  Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights.  However, so long as any shares of Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the Holders of a majority of the shares of the Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as set forth in Section 3) senior to or otherwise pari passu with the Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents so as to affect adversely any rights of the Holders, (d) increase the authorized number of shares of Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

EXHIBIT A
NOTICE OF CONVERSION

(To be Executed by the Registered Holder
in order to convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series D Convertible Preferred Stock indicated below, into shares of common stock, par value $.00001 per share (the “Common Stock”), of BioNeutral Group, Inc., a Nevada corporation (the “Company”), according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.  By tendering this Notice of Conversion, the undersigned hereby covenants to comply with the prospectus delivery requirements under the Securities Act of 1933, as amended, applicable to it with respect to resales of the shares of Common Stock issuable upon the conversion requested hereby pursuant to a registration statement and, in connection therewith, covenants that, unless otherwise specified below, such shares have been or are intended to be sold in ordinary brokerage transactions.

Conversion calculations:
Date to Effect Conversion

Number of shares of Preferred Stock owned prior to Conversion

Number of shares of Preferred Stock to be Converted

Stated Value of shares of Preferred Stock to be Converted

Number of shares of Common Stock to be Issued

Applicable Conversion Price

Number of shares of Preferred Stock subsequent to Conversion

Signature

Name

Address

Accepted and Agreed:
BioNeutral Group, Inc.

By:_____________________________________
     Name:
     Title: